UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 26, 2002


                            OREGON STEEL MILLS, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                       1-9887                 94-0506370
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)            Identification No.)


1000 SW BROADWAY, SUITE 2200, PORTLAND, OREGON                           97205
   (Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (503) 223-9228



                                    NO CHANGE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 26, 2002, Oregon Steel Mills, Inc. (the "Company") announced that it intends to sell $300 million of First Mortgage Notes due 2009, in a private offering to qualified institutional buyers in the United States and to non-U.S. persons outside the United States. The Company's press release announcing the proposed offering is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         99.1     Press release dated June 26, 2002.

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION

99.1              Press release dated June 26, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 26, 2002.


                                            OREGON STEEL MILLS, INC.



                                            By   /s/ Jeff S. Stewart
                                                 -------------------------------
                                                 Jeff S. Stewart
                                                 Corporate Controller